Kovitz Core Equity ETF

EQTY

Primary Listing Exchange for the Fund: NYSE Arca

SUMMARY PROSPECTUS

March 1, 2025

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.kovitzetf.com. You can also get this information at no cost by calling (877) 714-2327 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, both dated March 1, 2025, are incorporated by reference into this Summary Prospectus. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective

The investment objective of the Kovitz Core Equity ETF (the “Fund”) is long- term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors may pay brokerage commissions and incur other charges on their purchases and sales of exchange-traded fund shares, which are not reflected in the Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

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Principal Investment Strategies

The Kovitz Core Equity ETF invests primarily in equity securities of U.S. and foreign companies. Kovitz Investment Group Partners, LLC (the “Adviser”) generally selects equity securities of high-quality companies believed by the Adviser to be undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase the common stock, and convertible securities, which are securities that are convertible into the common stock). The Fund also may invest in foreign companies, either directly or through depositary receipts, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest in companies of any market capitalization, including small- and mid-capitalization companies. The Adviser’s starting universe is the constituents of the S&P 500 Index and the non-U.S.- based companies in the S&P Global 100 Index. Additionally, the Adviser will consider companies in the top quartile in terms of market cap (generally, $5 billion and up) of the S&P Midcap 400 Index. The Adviser culls this initial universe into an “investable” universe using a combination of qualitative and quantitative analysis. The Adviser begins with a qualitative screen to reduce the number of companies eligible for investment by the Fund. The Adviser emphasizes companies that are market leaders, offer stable products, have low capital requirements and have experienced and competent management with ownership stakes. The Adviser then uses a quantitative analysis to further reduce the universe of companies in which the Fund may invest. The Adviser emphasizes companies with high returns on capital, high correlation between earnings and cash flow, low financial risk and valuations based on discounted cash flow models.

Our approach to investing in equities is based on the methodology pioneered by Benjamin Graham, and as further developed and modified by Warren Buffett and Charlie Munger of Berkshire Hathaway. Mr. Graham distilled the secret of sound investment in three words – “Margin of Safety”. This simple concept has become the cornerstone of our investment philosophy. While we strive to maximize return, we believe that the primary and overriding investment criterion should be safety of principal with a focus on minimizing permanent loss of capital. This mindset directs us to stocks selling at a significant discount to our estimate of underlying intrinsic value. This enables us to generate substantial gains when our analysis proves correct, while minimizing downside risk if a particular investment thesis is flawed. Adhering to these principles often results in an investment policy that runs counter to the general market psychology, and facilitates reducing the process of purchasing and selling securities to a discipline rather than an art. This approach is focused on maximizing long-term net worth and not necessarily on generating short-term performance.

We consider investments in common stocks as units of ownership in a business. We don’t, therefore, regard ourselves as just traders of pieces of paper, but rather as part-owners of tangible businesses. As such, we seek to allocate investment capital on the basis of justifiable premises, valid logic and hard evidence – not popularity or emotion. This owner mentality necessarily requires us to draw a distinction between investing and speculating. As investors, our primary interest lies in acquiring and holding securities of exceptional businesses at suitable prices. Market movements are important to us only in a practical sense, as they alternately create low price levels at which we can buy and high price levels at which we can sell.

We look for companies with superior, sustainable, competitive positions in their market niche, historically high returns on invested capital, strong free cash flow, little or no reliance on debt financing, and an experienced management team with significant ownership stakes. Our stringent research gives us confidence to establish concentrated portfolios (30 to 40 companies) where our best ideas can have a meaningful impact on performance. While we guard against market risk through asset allocation and industry diversification, we believe investment risk is most importantly handled by detailed knowledge about companies in which we invest and by being acutely price conscious.

We believe that to effectively value a business we must first understand the dynamics of the industry (barriers to entry, threat of substitutes, competitive landscape, power of buyers and suppliers) and what factors impact the company’s margins and its returns on invested capital. As part of the valuation process, we estimate the future cash flows that can be generated by the business, always keeping our estimates conservative. Because of the uncertainties inherent in this process, we tend to favor businesses in industries unlikely to experience major change and where surprises are not likely to prove devastating to the long-term value of the franchise. Fast changing industries may produce some huge winners, but it precludes the certainty we desire. We would rather be reasonably certain of a good result than hopeful for a great one.

In determining the intrinsic value of a company, our Research Team focuses primarily on fundamental principles of balance sheet and cash flow analysis, with a secondary emphasis on the income statement. Our bottom-up research includes review of the annual and quarterly reports (10-Ks & 10-Qs), financial statements, and industry publications. We rely primarily on our own independent thinking and in-house research, and not on guidance from perpetually optimistic Company management or potentially biased Wall Street analysts.

Securities that have reached their intrinsic value or securities with deteriorating fundamentals that cannot support the current valuation of the security or that no longer support the thesis upon which their purchase was based are candidates for sale. The Adviser may also sell securities of the Fund when it identifies opportunities that are more attractive for the Fund than the prospects of a particular current holding.

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Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Sanctions Risk. As a result of certain political tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities, and increased market volatility affecting not only the party but throughout the world. Sanctions could also result in a party taking counter measures or retaliatory actions which may further impair the value and liquidity of some securities.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small and Medium Capitalization Companies. The Fund may invest in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies may be more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets and may experience higher failure rates than do larger companies.

Risks of Foreign Securities. Foreign securities (including ADRs) are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others: country related risks, including political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations, and policies restricting the movement of assets; different trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility.

Risks of Value Investing. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Under certain market conditions, value investing may not perform as well as other investment styles.

Risks of Warrants and Rights. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

Risks of Convertible Securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company issuing the convertible security and other factors also may have an effect on the convertible security’s investment value.

Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance.

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Market Trading Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the Fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of the Fund’s shares and its underlying value.

There can be no assurance that the shares will continue to trade on a stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, or that such requirements will remain unchanged. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Premium/Discount Risk. Shares of the Fund may trade at prices other than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below its most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and resulting premium or discount to the shares’ NAV is likely to widen.

Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency.

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Performance

The returns presented below for the Fund reflect the performance of the Green Owl Intrinsic Value Fund (the “Predecessor Fund”) for periods prior to December 9, 2022. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization consummated after the close of business on December 9, 2022, in which the Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The Predecessor Fund was managed by the same investment adviser and the same portfolio managers as the Fund. The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the Predecessor Fund and has the same investment objective and substantially similar strategies as the Predecessor Fund. While the Fund’s investment strategies are substantially similar to the Predecessor Fund and theoretically would have invested in a similar portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Predecessor Fund due to, among other things, differences in strategies, fees and expenses.

The bar chart below shows how the Fund’s and the Predecessor Fund’s investment results have varied from year to year. The table below shows how the Fund’s and the Predecessor Fund’s average annual total returns compare over time to those of a broad-based securities market index. Past performance (before and after taxes) of the Fund or the Predecessor Fund is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter: 2nd Quarter, 2020, 20.80%

Worst Quarter: 1st Quarter, 2020, (29.22)%

Average Annual Total Returns for the periods ending December 31, 2024:

	One Year	Five Years	Ten Years
The Fund
Before Taxes	19.90%	11.62%	9.87%
After Taxes on Distributions	19.90%	10.03%	8.58%
After Taxes on Distributions and Sale of Fund Shares	11.85%	8.96%	7.78%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 714-2327. Performance data current to the most recent quarter end may be obtained at www.kovitzetf.com.

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Portfolio Management

Investment Adviser – Kovitz Investment Group Partners, LLC

Portfolio Management Team

•	Mitchell A. Kovitz, CFA, CPA, Portfolio Manager of the Fund and Chief Executive Officer, Principal and Portfolio Manager of the Adviser; Portfolio Manager of the Predecessor Fund from its inception in December 2011 to the time of the Reorganization.
•	Joel D. Hirsh, CFA, Portfolio Manager of the Fund and Principal and Portfolio Manager of the Adviser; Portfolio Manager of the Predecessor Fund from its inception in December 2011 to the time of the Reorganization.
•	Matthew W. Hayner, MBA, CFA, Portfolio Manager of the Fund and Portfolio Manager of the Adviser; Portfolio Manager of the Fund since May 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s web site at www.kovitzetf.com.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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